UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01            Other Events.

On July 8, 2019, BioLife Solutions, Inc. (the “Company”) exercised its option to purchase the remaining 56% of outstanding shares of SAVSU Technologies, Inc. (“SAVSU”) that the Company does not currently own in exchange for 1.1 million shares of the Company’s common stock (the “Option Exercise”). The Option Exercise was affected pursuant to Amendment No. 1 to Call Option Agreement and Call Option Exercise Agreement (the “Agreement”) with Savsu Origin, LLC (formerly Savsu Technologies LLC, “SOLLC”), which, among other things, amended the option consideration due to SOLLC from the Company to acquire the remaining shares of SAVSU (for more information regarding the prior consideration terms related to the Option Exercise, please see the Company’s Current Report on Form 8-K filed on September 7, 2018). The Company expects to consummate the acquisition of SAVSU pursuant to a share purchase agreement and expects the acquisition to close within 45 days and will then own 100% of SAVSU.

Cautions Regarding Forward Looking Statements

Except for historical information contained herein, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning the closing of the Company's acquisition of SAVSU. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including among other things, the risk that the acquisition may not be completed on the terms or in the time frame expected by the Company and those other factors described in the Company’s risk factors set forth in its filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolife Solutions, Inc.

Date: July 12, 2019	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer